UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, Jeffrey F. O’Donnell, Sr. tendered his resignation from the board of directors (the “Board”) of BioSig Technologies, Inc. (the “Company”), effective immediately. In connection with his resignation from the Board, in recognition of Mr. O’Donnell’s past contributions to the Company, the Company (i) granted Mr. O’Donnell 16,310 fully vested shares of restricted common stock as compensation for his Board service in 2021; (ii) accelerated vesting of 50,000 restricted stock units previously awarded to Mr. O’Donnell; and (iii) amended Mr. O’Donnell outstanding option awards to provide that such options shall be exercisable until the earlier of (a) the second anniversary of the date on which Mr. O’Donnell ceases to be a service provider to the Company and (b) the expiration of such options. The resignation of Mr. O’Donnell was not in connection with any dispute or disagreements with the Company on any matter relating to the Company's operations, policies or practices.

In addition, on June 24, 2021, the Company entered into a Availability Retainer Agreement with Mr. O’Donnell for a term of twelve (12) months. Mr. O’Donnell will receive a monthly base salary of $17,000 in exchange for up to twenty (20) hours of services per month, to be provided on an as-needed basis concerning the matters and responsibilities, as may be reasonably requested by the Company, including, without limitation, Mr. O’Donnell’s guidance on the Company’s scientific and strategic initiatives. However, Mr. O’Donnell shall receive his monthly retainer payment regardless of the number of hours he actually works.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Availability Retainer Agreement, dated June 24, 2021, by and between BioSig Technologies, Inc. and Jeffrey O’Donnell
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: June 25, 2021	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman